                                                                EXHIBIT 99(a)

                             LETTER OF TRANSMITTAL

                            MARSH SUPERMARKETS, INC.
                               OFFER TO EXCHANGE
              8 7/8% SENIOR SUBORDINATED NOTES DUE 2007, SERIES B
                       FOR ANY AND ALL OF THE OUTSTANDING
                   8 7/8% SENIOR SUBORDINATED NOTES DUE 2007
        THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
     NEW YORK CITY TIME, ON           , 1997, UNLESS THE OFFER IS EXTENDED

                      STATE STREET BANK AND TRUST COMPANY
                             (THE "EXCHANGE AGENT")

           By Mail              By Facsimile Transmission:    By Hand or Overnight Courier:
(registered or certified mail         (617) 664-5395
        recommended):                                             State Street Bank and
                                                                      Trust Company
    State Street Bank and                                      Corporate Trust Department,
        Trust Company              Confirm by Telephone                 4th floor
 Corporate Trust Department      or for Information Call:        Two International Place
        P.O. Box 778                  (617) 664-5587                Boston, MA 02110
    Boston, MA 02102-0078

     Delivery of this instrument to an address other than as set forth above or transmission of instructions via a facsimile number other than the ones listed above will not constitute a valid delivery. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

     The undersigned hereby acknowledges receipt of the Prospectus dated
September   , 1997 (the "Prospectus") of Marsh Supermarkets, Inc. (the
"Company") and this Letter of Transmittal, which together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 8 7/8% Senior Subordinated Notes due 2007, Series B (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for each $1,000 principal amount of its outstanding 8 7/8% Senior Subordinated Notes due 2007 (the "144A Notes"). The term "Expiration Date" shall
mean 5:00 p.m., New York City time, on             , 1997, unless the Exchange
Offer is extended, in which case the term "Expiration Date" means the latest date and time to which the Exchange Offer is extended. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

     YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

     List on the next page the 144A Notes to which this Letter of Transmittal relates. If the space indicated is inadequate, the Certificate or Registration Numbers and the Principal Amounts should be listed on a separately signed schedule affixed hereto.


--------------------------------------------------------------------------------------------------------------
                           DESCRIPTION OF SENIOR SUBORDINATED NOTES TENDERED HEREBY
--------------------------------------------------------------------------------------------------------------
  NAME(S) AND ADDRESS(ES) OF REGISTERED                           AGGREGATE PRINCIPAL
                OWNER(S)                      CERTIFICATE OR     AMOUNT REPRESENTED BY     PRINCIPAL AMOUNT
            (PLEASE FILL IN)              REGISTRATION NUMBERS*        144A NOTES             TENDERED**
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                          TOTAL
--------------------------------------------------------------------------------------------------------------
  * Need not be completed by Book-Entry Holders.
 ** Unless otherwise indicated, the Holder will be deemed to have tendered the full aggregate principal amount represented by such 144A Notes. All tenders must be in integral multiples of $1,000.
--------------------------------------------------------------------------------------------------------------

     This Letter of Transmittal is to be used (i) if certificates of 144A Notes are to be forwarded herewith, (ii) if delivery of 144A Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company (the "Depository" or "DTC"), pursuant to the procedures set forth in the "The Exchange Offer -- Procedures for Tendering" in the Prospectus or (iii) if tender of the 144A Notes is to be made according to the guaranteed delivery procedures described in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 2. Delivery of documents to a book-entry transfer facility does not constitute delivery to the Exchange Agent.

     The term "Holder" with respect to the Exchange Offer means any person in whose name 144A Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their 144A Notes must complete this letter in its entirety.

[ ] CHECK HERE IF TENDERED 144A NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DEPOSITORY AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution
    ----------------------------------------------------------------------------

    Account Number
    ----------------------------------------------------------------------------

    Transaction Code Number
    ----------------------------------------------------------------------------

     Holders whose 144A Notes are not immediately available or who cannot deliver their 144A Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender their 144A Notes according to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 2.

[ ] CHECK HERE IF TENDERED 144A NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

    Name of Registered Holder(s)
    ----------------------------------------------------------------------------

    Name of Eligible Institution that Guaranteed Delivery
    -----------------------------------------------------

    ----------------------------------------------------------------------------

    If delivery by book-entry transfer:

         Account Number
         -----------------------------------------------------------------------

         Transfer Code Number
         -----------------------------------------------------------------------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

         Name
         -----------------------------------------------------------------------

         Address
         -----------------------------------------------------------------------

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of the 144A Notes indicated above. Subject to, and effective upon, the acceptance for exchange of such 144A Notes tendered hereby, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such 144A Notes as are being tendered hereby, including all rights to accrued and unpaid interest thereon as of the Expiration Date. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent acts as the agent of the Company in connection with the Exchange Offer) to cause the 144A Notes to be assigned, transferred and exchanged. The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the 144A Notes and to acquire Exchange Notes issuable upon the exchange of such tendered 144A Notes, and that when the same are accepted for exchange, the Company will acquire good and unencumbered title to the tendered 144A Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim.

     The undersigned represents to the Company that (i) the Exchange Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned; (ii) neither the undersigned nor any such other person has an arrangement or understanding with any person to participate in a distribution of such Exchange Notes; and (iii) the undersigned and any such other person acknowledge that, if they are participating in the Exchange Offer for the purpose of distributing the Exchange Notes, (a) they cannot rely on the position of the staff of the Securities and Exchange Commission enunciated in Exxon Capital Holdings Corporation (available April 13, 1989), Morgan Stanley & Co., Inc. (available June 5, 1991) or similar no-action letters and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with the resale transaction and (b) failure to comply with such requirements in such instance could result in the undersigned or any such other person incurring liability under the Securities Act for which such persons are not indemnified by the Company. If the undersigned or the person receiving the Exchange Notes covered by this letter is an affiliate (as defined under Rule 405 of the Securities Act) of the Company, the Exchange Notes may not be offered for resale, resold or otherwise transferred by the undersigned or such other person without registration under the Securities Act or an exemption therefrom. If the exchange offeree is a broker-dealer holding 144A Notes acquired for its own account as a result of market-making activities or other trading activities, it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of Exchange Notes received in respect of such 144A Notes pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of tendered 144A Notes or transfer ownership of such 144A Notes on the account books maintained by a book-entry transfer facility. The undersigned further agrees that acceptance of any tendered 144A Notes by the Company and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement and that the Company shall have no further obligations or liabilities thereunder for the registration of the 144A Notes or the Exchange Notes.

     The Exchange Offer is subject to certain conditions set forth in the Prospectus under the caption "The Exchange Offer -- Conditions." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the 144A Notes tendered hereby and, in such event, the 144A Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Tendered 144A Notes may be withdrawn at any time prior to the Expiration Date.

     Unless otherwise indicated in the box entitled "Special Registration Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, certificates for all Exchange Notes delivered in exchange for tendered 144A Notes, and any 144A Notes delivered herewith but not exchanged, will be registered in the name of the undersigned and shall be delivered to the undersigned at the address shown below the signature of the undersigned. If an Exchange Note is to be issued to a person other than the person(s) signing this Letter of Transmittal, or if the Exchange Note is to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address different than the address shown on this Letter of Transmittal, the appropriate boxes of this Letter of Transmittal should be completed. If 144A Notes are surrendered by Holder(s) that have completed either the box entitled "Special Registration Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, signature(s) on this Letter of Transmittal must be guaranteed by an Eligible Institution (as defined in Instruction 2).

             ------------------------------------------------------

                       SPECIAL REGISTRATION INSTRUCTIONS

        To be completed ONLY if the Exchange Notes are to be issued in the name of someone other than the undersigned.

   Name
   --------------------------------------------------------------------------

   Address
   --------------------------------------------------------------------------

   --------------------------------------------------------------------------

   Book-Entry Transfer Facility Account:

   --------------------------------------------------------------------------

   Employer Identification or Social Security Number:

   --------------------------------------------------------------------------
                             (Please print or type)

   --------------------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS

       To be completed ONLY if the Exchange Notes are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above under "Description of Senior Subordinated Notes Tendered Hereby."

   Name
   --------------------------------------------------------------------------

   Address
   --------------------------------------------------------------------------

   --------------------------------------------------------------------------
                             (Please print or type)

   --------------------------------------------------------------------------

                  REGISTERED HOLDER(S) OF 144A NOTES SIGN HERE
               (IN ADDITION, COMPLETE SUBSTITUTE FORM W-9 BELOW)

X
--------------------------------------------------------------------------------

X
--------------------------------------------------------------------------------
                     (Signature(s) of Registered Holder(s))

    Must be signed by registered holder(s) exactly as name(s) appear(s) on the 144A Notes or on a security position listing as the owner of the 144A Notes or by person(s) authorized to become registered holder(s) by properly completed bond powers transmitted herewith. If signature is by attorney-in-fact, trustee, executor, administrator, guardian, officer of a corporation or other person acting in a fiduciary capacity, please provide the following information. (Please print or type):

Name and Capacity (full title):
--------------------------------------------------------------------------------

Address (including zip code):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Area Code and Telephone Number:
--------------------------------------------------------------------------------

Taxpayer Identification or Social Security Number:
--------------------------------------------------------------------------------

Dated:
------------------------------

                              SIGNATURE GUARANTEE
                       (If Required -- See Instruction 4)

Authorized Signature:
--------------------------------------------------------------------------------
              (Signature of Representative of Signature Guarantor)

Name and Title:
--------------------------------------------------------------------------------

Name of Plan:
--------------------------------------------------------------------------------

Area Code and Telephone Number:
--------------------------------------------------------------------------------
                             (Please print or type)

Dated:
------------------------------

                     PAYOR'S NAME: MARSH SUPERMARKETS, INC.
             THIS SUBSTITUTE FORM W-9 MUST BE COMPLETED AND SIGNED

PLEASE PROVIDE YOUR SOCIAL SECURITY NUMBER OR OTHER TAXPAYER IDENTIFICATION NUMBER ON THE FOLLOWING SUBSTITUTE FORM W-9 AND CERTIFY THEREIN THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING.

------------------------------------------------------------------------------------------------------------------------
                                  PART 1--PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT     ----------------------------
  SUBSTITUTE                      AND CERTIFY BY SIGNING AND DATING BELOW.                       SOCIAL SECURITY
   FORM W-9                                                                                          NUMBER
                                                                                                   OR EMPLOYER
                                                                                              IDENTIFICATION NUMBER
                                ----------------------------------------------------------------------------------------
  DEPARTMENT OF THE TREASURY
                                  PART 2 -- CHECK THE BOX IF YOU ARE NOT SUBJECT TO                 PART 3 --
  INTERNAL REVENUE SERVICE        BACKUP WITHHOLDING UNDER THE PROVISIONS OF SECTION             AWAITING TIN []
                                  3406(A)(1)(C) OF THE INTERNAL REVENUE CODE BECAUSE
                                  (1) YOU ARE EXEMPT FROM BACKUP WITHHOLDING, (2) YOU
                                  HAVE NOT BEEN NOTIFIED THAT YOU ARE SUBJECT TO BACKUP
                                  WITHHOLDING AS A RESULT OF FAILURE TO REPORT ALL
                                  INTEREST OR DIVIDENDS OR (3) THE INTERNAL REVENUE
                                  SERVICE HAS NOTIFIED YOU THAT YOU ARE NO LONGER
                                  SUBJECT TO BACKUP WITHHOLDING. []
                                ----------------------------------------------------------------------------------------
                                  CERTIFICATION: UNDER PENALTIES OF PERJURY, I CERTIFY THAT THE INFORMATION PROVIDED ON
  PAYOR'S REQUEST FOR             THIS FORM IS TRUE, CORRECT AND COMPLETE.
  TAXPAYER IDENTIFICATION
  NUMBER ("TIN")                  SIGNATURE: __________  DATE: __________
-----------------------------------------------------------------------------------------------------------------------

NOTE: ANY FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
      WITHHOLDING OF 31% OF ANY CASH PAYMENTS IN EXCESS OF $10.00 MADE TO YOU.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

-----------------------------------------------------------------------------------------------------------------------
                                   CERTIFICATE OF AWAITING TAX IDENTIFICATION NUMBER
     I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT BEEN ISSUED TO ME, AND
     EITHER (A) I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER IDENTIFICATION NUMBER TO THE
     APPROPRIATE INTERNAL REVENUE SERVICE CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE, OR (B) I INTEND TO MAIL
     OR DELIVER AN APPLICATION IN THE NEAR FUTURE. I UNDERSTAND THAT IF I DO NOT PROVIDE A TAXPAYER IDENTIFICATION
     NUMBER WITHIN 60 DAYS, 31% OF ALL REPORTABLE PAYMENTS MADE TO ME THEREAFTER WILL BE WITHHELD, UNTIL I PROVIDE
     A NUMBER.

     -------------------------------------------------------------------  ------------------------------------
                                  SIGNATURE                                               DATE
--------------------------------------------------------------------------------------------------------------------

                                  INSTRUCTIONS

                         FORMING PART OF THE TERMS AND
                        CONDITIONS OF THE EXCHANGE OFFER

1.  DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES.

     All physically delivered 144A Notes or confirmation of any book-entry transfer to the Exchange Agent's account at a book-entry transfer facility of 144A Notes tendered by book-entry transfer, as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at any of its addresses set forth herein on or prior to the Expiration Date. The method of delivery of this Letter of Transmittal, the 144A Notes and all other required documents is at the election and risk of the Holder. Instead of delivery by mail, it is recommended that Holders use an overnight or hand delivery service. Except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the 144A Notes for exchange.

     Delivery to an address other than as set forth herein, or instructions via a facsimile number other than the ones set forth herein, will not constitute a valid delivery.

2.  GUARANTEED DELIVERY PROCEDURES.

     Holders who wish to tender their 144A Notes, and (i) whose Notes are not immediately available, or (ii) who cannot deliver their 144A Notes, the Letter of Transmittal or any other required documents to the Exchange Agent (or comply with the procedures for book-entry transfer) prior to the Expiration Date, may effect a tender if:

          a. the tender is made through a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act (an "Eligible Institution");

          b. prior to the Expiration Date, the Exchange Agent receives from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the 144A Notes, the certificate or registration number(s) of such 144A Notes and the principal amount of 144A Notes tendered, stating that the tender is being made thereby and guaranteeing that, within five (5) business days after the Expiration Date, the Letter of Transmittal (or facsimile thereof), together with the certificate(s) representing the 144A Notes to be tendered in proper form for transfer (or a confirmation of book-entry transfer of such 144A Notes into the Exchange Agent's account at the Depository) and any other documents required by the Letter of Transmittal, will be deposited by the Eligible Institution with the Exchange Agent; and

          c. such properly completed and executed Letter of Transmittal (or facsimile thereof), as well as all tendered 144A Notes in proper form for transfer (or a confirmation of book-entry transfer of such 144A Notes into the Exchange Agent's account at the Depository) and all other documents required by the Letter of Transmittal, are received by the Exchange Agent within five business days after the Expiration Date.

     Upon request to the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their 144A Notes according to the guaranteed delivery procedures set forth above. Any Holder who wishes to tender 144A Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such 144A Notes prior to the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by a Holder who attempted to use the guaranteed delivery procedures.

3.  PARTIAL TENDERS; WITHDRAWALS.

     If less than the entire principal amount of 144A Notes evidenced by a submitted certificate is tendered, the tendering Holder should fill in the principal amount tendered in the column entitled "Principal Amount Tendered" of the box entitled "Description of Senior Subordinated Notes Tendered Hereby." A newly issued 144A Note for the principal amount of 144A Notes submitted but not tendered will be sent to such Holder as soon as practicable after the Expiration Date. All 144A Notes delivered to the Exchange Agent will be deemed to have been tendered in full unless otherwise indicated.

     Any 144A Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date, after which tenders of 144A Notes are irrevocable. To withdraw a tender of 144A Notes in the Exchange Offer, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent by 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having deposited the 144A Notes to be withdrawn (the "Depositor"), (ii) identify the 144A Notes to be withdrawn (including the certificate or registration number(s) and principal amount of such 144A Notes, or, in the case of 144A Notes transferred by book-entry transfer, the name and number of the account at the DTC to be credited), (iii) be signed by the Depositor in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee with respect to the 144A Notes register the transfer of such 144A Notes into the name of the Depositor withdrawing the tender, (iv) specify the name in which such 144A Notes are to be registered, if different from that of the Depositor and (v) include a statement that such holder is withdrawing his election to have such 144A Notes exchanged. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any 144A Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto unless the 144A Notes so withdrawn are validly retendered. Any 144A Notes which have been tendered but which are not accepted for exchange, will be returned to the Holder thereof without cost to such Holder as soon as practicable after withdrawal, rejection of tender or termination of Exchange Offer.

4. SIGNATURE ON THIS LETTER OF TRANSMITTAL; WRITTEN INSTRUMENTS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

     If this Letter of Transmittal is signed by the registered Holder(s) of the 144A Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration or enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in the Depository, the signature must correspond with the name as it appears on the security position listing as the owner of the 144A Notes.

     If any of the 144A Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If a number of 144A Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of 144A Notes.

     Signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution unless the 144A Notes tendered hereby are tendered (i) by a registered Holder who has not completed the box entitled "Special Registration Instructions" or "Special Delivery Instructions" on the Letter of Transmittal or (ii) for the account of an Eligible Institution.

     If this Letter of Transmittal is signed by the registered Holder or Holders of 144A Notes (which term, for the purposes described herein, shall include a participant in the Depository whose name appears on a security listing as the owner of the 144A Notes) listed and tendered hereby, no endorsements of the tendered 144A Notes or separate written instruments of transfer or exchange are required. In any other case, the registered Holder (or acting Holder) must either properly endorse the 144A Notes or transmit properly completed bond powers with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered Holder(s) appear(s) on the 144A Notes, and, with respect to a participant in the Depository whose name appears on a security position listing as the owner of 144A Notes, exactly as the name of the participant appears on such security position listing), with the signature on the 144A Notes or bond power guaranteed by an Eligible Institution (except where the 144A Notes are tendered for the account of an Eligible Institution).

     If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

5.  SPECIAL REGISTRATION AND DELIVERY INSTRUCTIONS.

     Tendering Holders should indicate, in the applicable box, the name and address (or account at the Depository) in which the Exchange Notes or substitute 144A Notes for principal amounts not tendered or not accepted for exchange are to be issued (or deposited), if different from the names and addresses or accounts of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification number or social security number of the person named must also be indicated and the tendering Holder should complete the applicable box.

     If no instructions are given, the Exchange Notes (and any 144A Notes not tendered or not accepted) will be issued in the name of and sent to the acting Holder of the 144A Notes or deposited at such Holder's account at the Depository.

6.  TRANSFER TAXES.

     The Company shall pay all transfer taxes, if any, applicable to the exchange of 144A Notes pursuant to the Exchange Offer. If, however, certificates representing Exchange Notes or 144A Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the 144A Notes tendered, or if tendered 144A Notes are registered in the name of any person other than the person signing the Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of 144A Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

     Except as provided in this Instruction 6, it will not be necessary for transfer stamps to be affixed to the 144A Notes listed in the Letter of Transmittal.

7.  WAIVER OF CONDITIONS.

     The Company reserves the right, in its reasonable judgment, to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

8.  MUTILATED, LOST, STOLEN OR DESTROYED NOTES.

     Any Holder whose 144A Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

9.  REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

     Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent at the address and telephone number set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to P. Lawrence Butt, Marsh Supermarkets, Inc., 9800 Crosspoint Boulevard, Indianapolis, Indiana 46256-3350; telephone: (317) 594-2100 (collect).

10. VALIDITY AND FORM.

     All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered 144A Notes and withdrawal of tendered 144A Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all 144A Notes not properly tendered or any 144A Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to particular 144A Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of 144A Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of 144A Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of 144A Notes will not be deemed to have been made until such irregularities have been cured or waived. Any 144A Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned without cost to such holder by the Exchange Agent to the tendering Holders of 144A Notes, unless otherwise provided herein, as soon as practicable following the Expiration Date.

                           IMPORTANT TAX INFORMATION

     Under federal income tax law, a Holder tendering 144A Notes is required to provide the Exchange Agent with such Holder's correct TIN on Substitute Form W-9 above. If such Holder is an individual, the TIN is the Holder's social security number. The Certificate of Awaiting Taxpayer Identification Number should be completed if the tendering Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the Exchange Agent is not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such Holder with respect to tendered 144A Notes may be subject to backup withholding.

     Certain Holders (including, among others, all domestic corporations and certain foreign individuals and foreign entities) are not subject to these backup withholding and reporting requirements. Such a Holder, who satisfies one or more of the conditions set forth in Part 2 of the Substitute Form W-9, should execute the certification following such Part 2. In order for a foreign Holder to qualify as an exempt recipient, that Holder must submit to the Exchange Agent a properly completed Internal Revenue Service Form W-9, signed under penalties of perjury, attesting to that Holder's exempt status. Such forms can be obtained from the Exchange Agent.

     If backup withholding applies, the Exchange Agent is required to withhold 31% of any amounts otherwise payable to the Holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments that are made to a Holder with respect to 144A Notes tendered for exchange, the Holder is required to notify the Exchange Agent of his or her correct TIN by completing the form herein certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (i) such Holder is exempt, (ii) such Holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of failure to report all

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interest or dividends or (iii) the Internal Revenue Service has notified such
Holder that he or she is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

     Each Holder is required to give the Exchange Agent the social security number or employer identification number of the record Holder(s) of the 144A Notes. If 144A Notes are in more than one name or are not in the name of the actual Holder, consult the instructions on Internal Revenue Service Form W-9, which may be obtained from the Exchange Agent, for additional guidance on which number to report.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     If the tendering Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, write "Applied For" in the space for the TIN on Substitute Form W-9, sign and date the form and the Certificate of Awaiting Taxpayer Identification Number and return them to the Exchange Agent. If such certificate is completed and the Exchange Agent is not provided with the TIN within 60 days, the Exchange Agent will withhold 31% of all payments made thereafter until a TIN is provided to the Exchange Agent.

     IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH 144A NOTES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

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